EXHIBIT 99.1

RPX Announces Fourth Quarter and Fiscal Year 2012 Financial Results

SAN FRANCISCO – February 12, 2013 – RPX Corporation (NASDAQ: RPXC), a leading provider of patent risk management solutions, today announced its financial results for the fourth quarter and year ended December 31, 2012.

Financial Highlights

•	Revenue for the fourth quarter of fiscal 2012 totaled $51.6 million, up 22% from the prior year period

•	Revenue for fiscal 2012 totaled $197.7 million, up 28% from fiscal 2011

•	GAAP net income for the fourth quarter of fiscal 2012 was $10.1 million or $0.19 per pro forma diluted share[1]

•	GAAP net income for fiscal 2012 was $39.0 million or $0.74 per pro forma diluted share[1]

•	Non-GAAP net income for the fourth quarter of fiscal 2012 was $12.3 million or $0.24 per pro forma diluted share[1]

•	Non-GAAP net income for fiscal 2012 was $47.1 million or $0.90 per pro forma diluted share[1]

“RPX reported a solid 2012, capped by a strong fourth quarter with progress across our business,” said John Amster, CEO of RPX Corporation. “We ended the quarter with 140 subscribers, up 12 from the end of the prior quarter.  Our new clients include four who have opted into our bundled insurance/membership offering.  We also completed seven acquisitions of patent assets, two of which were significant syndicated acquisitions.  Our results affirm that our mission to help companies manage their exposure to patent risk and create an efficient marketplace is being embraced by the market.”

Summary Results

Revenue for the fourth quarter increased 22% to $51.6 million, compared to $42.4 million in the fourth quarter of 2011. For fiscal year 2012, revenue was $197.7 million, compared to revenue of $154.0 million for fiscal year 2011.

Net acquisition spend during the quarter totaled $23.2 million, and included seven new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new clients.

GAAP net income for the quarter was $10.1 million or $0.19 per diluted share, compared to $6.9 million or $0.13 per diluted share in the fourth quarter of 2011. Net income was $0.19 per pro forma diluted share[1] in the fourth quarter, compared to $0.13 per pro forma diluted share[1] in the fourth quarter of 2011. For fiscal 2012, GAAP net income was $39.0 million or $0.74 per diluted share, compared to $29.1 million or $0.57 per diluted share for fiscal 2011. Net income was $0.74 per pro forma diluted share[1], compared to $0.60 per pro forma diluted share[1] for fiscal 2011.

Non-GAAP net income for the quarter, which excludes stock-based compensation, the amortization of acquired intangibles and in 2011 it also excludes a payment in lieu of a contingent obligation (in each case, net of tax), was $12.3 million or $0.24 per pro forma diluted share[1], compared to $11.3 million or $0.22 per pro forma diluted share[1] in the fourth quarter of 2011. For fiscal 2012, Non-GAAP net income was $47.1 million or $0.90 per pro forma diluted share[1], compared to $37.1 million or $0.77 per pro forma diluted share[1] for fiscal 2011.

As of December 31, 2012, RPX had cash, cash equivalents and short-term investments of $199.7 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change.  Please see the paragraph regarding "Forward-Looking Statements" at the end of this news release.

The Company provided the following business outlook for the first quarter of fiscal 2013:

Subscription revenue[2]	$52.8 - $53.3 million
Other revenue	$7.2 million
Total revenue	$60.0 - $60.5 million
Net income (non-GAAP)	$15.0 - $15.5 million
Effective tax rate (non-GAAP)	37%
Pro forma weighted-average diluted shares outstanding	52.5 million

The Company provided the following business outlook for the full year 2013:

Subscription revenue[2]	$215 - $225 million
Other revenue	$8 - $10 million
Total revenue	$223 - $235 million
Cost of revenue (non-GAAP)	$96 - $101 million
SG&A (non-GAAP)	$48 - $52 million
Net income (non-GAAP)	$47 - $52 million
Effective tax rate (non-GAAP)	37%
Pro forma weighted-average diluted shares outstanding	53.3 million
Net acquisition spend	$115 - $125 million

The above outlook is forward-looking.  Actual results may differ materially.  Please refer to the information under the caption "Use of Non-GAAP Financial Information" below.

[1] Pro forma diluted shares computed to give effect to the shares of restricted stock outstanding as of the original date of issuance and the conversion of the Company's redeemable convertible preferred stock into common stock using the as-if converted method as though the conversion had occurred as of January 1, 2011 or the original issuance, if later.

 [2] Subscription revenue is comprised of revenue generated from membership subscription services and premiums earned from insurance policies.

Change in CFO

Separately RPX announced that its Chief Financial Officer, Adam Spiegel, will be leaving the Company to explore earlier stage opportunities.  He will be replaced by Ned Segal, an investment banker with Goldman Sachs & Co., and currently Head of Global Software Investment Banking and COO of Technology Banking.  Mr. Segal will join RPX no later than June 1, 2013 and Mr. Spiegel will be leaving RPX on or before June 1, 2013.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on February 12, 2013.  Parties in the United States and Canada can access the call by dialing 1-877-941-9205, using conference code 4590942.  International parties can access the call by dialing 1-480-629-9645, using conference code 4590942.

RPX will offer a live webcast of the conference call which can be accessed from the "Investor Relations" section of the Company's website at http://ir.rpxcorp.com. An audio replay of the conference call will also be available approximately two hours after the call and will be available for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter conference code 4590942.  International parties should call 1-303-590-3030 and enter conference code 4590942.

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is a leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence and advisory services.  Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents, RPX helps to mitigate and manage patent risk for its growing client network.

Use of Non-GAAP Financial Information

This news release dated February 12, 2013 contains non-GAAP financial measures.  Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP net income, and non-GAAP net income per share.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes), the amortization of acquired intangible assets, and for 2011 it is also excluding a payment in lieu of a contingent obligation related to the acquisition of patent assets. Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes investors wish to exclude the effects of such items in comparing our financial performance with that of other companies. The adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results, trends and performance. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements.  Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the impact of the current economic climate on the Company’s business, the Company’s ability to effectively manage its growth and changes in its executive team, and the Company’s ability to attract new clients and retain existing clients.  Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC.  The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

#     #     #
Contacts:

Investor Relations	Media Relations
JoAnn Horne	Kaustuva Das
Market Street Partners	RPX Corporation
+1-415-445-3233	+1-415-529-3105
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Revenue	$51,557	$42,410	$197,688	$154,044
Cost of revenue	21,815	22,719	82,323	67,371
Selling, general and administrative expenses	13,687	12,128	53,590	40,593
(Gain) on sale of patent assets, net	—	—	(177)	—
Operating income	16,055	7,563	61,952	46,080
Other income (expense), net	25	(78)	117	(723)
Income before provision for income taxes	16,080	7,485	62,069	45,357
Provision for income taxes	5,982	566	23,112	16,225
Net income	$10,098	$6,919	$38,957	$29,132
Net income available to common stockholders:
Basic	$10,080	$6,615	$38,455	$19,697
Diluted	$10,080	$6,633	$38,474	$20,310
Net income per common share:
Basic	$0.20	$0.14	$0.77	$0.61
Diluted	$0.19	$0.13	$0.74	$0.57
Weighted-average shares used in computing net income per common share:
Basic	50,824	46,920	49,766	32,032
Diluted	52,017	50,055	51,802	35,920

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
	December 31,
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$73,638	$106,749
Short-term investments	126,092	126,976
Restricted cash	—	500
Accounts receivable	25,144	16,160
Other receivables	33,775	—
Prepaid expenses and other current assets	5,237	12,124
Deferred tax assets	7,658	5,192
Total current assets	271,544	267,701
Patent assets, net	199,314	163,352
Property and equipment, net	3,144	2,317
Intangible assets, net	3,226	1,837
Goodwill	16,460	1,675
Restricted cash, less current portion	—	147
Deferred tax assets, less current portion	—	300
Other assets	279	665
Total assets	$493,967	$437,994
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$568	$821
Accrued liabilities	7,206	7,762
Deferred revenue	101,249	96,513
Deferred payment obligations	500	5,056
Other current liabilities	1,813	2,182
Total current liabilities	111,336	112,334
Deferred revenue, less current portion	3,122	11,762
Deferred tax liabilities	18,108	14,695
Other liabilities	1,142	119
Total liabilities	133,708	138,910
Common stock	5	5
Additional paid-in capital	281,530	259,315
Retained earnings	78,744	39,787
Accumulated other comprehensive loss	(20)	(23)
Total stockholders' equity	360,259	299,084
Total liabilities and stockholders' equity	$493,967	$437,994

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	Year Ended December 31,
	2012	2011
Cash flows from operating activities
Net income	$38,957	$29,132
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	83,137	63,446
Stock-based compensation	10,334	6,996
Excess tax benefit from stock-based compensation	(8,574)	(2,302)
Imputed interest on deferred payment obligations	94	727
Gain on sale of patent assets	(177)	—
Amortization of premium on investments	5,131	1,086
Deferred taxes	1,477	5,624
Other	12	8
Changes in assets and liabilities:
Accounts receivable	(8,984)	(3,528)
Other receivables	(33,775)	—
Prepaid expenses and other assets	8,667	(12,085)
Accounts payable	(253)	332
Accrued and other liabilities	(711)	5,198
Deferred revenue	(3,958)	25,714
Net cash provided by operating activities	91,377	120,348
Cash flows from investing activities
Purchases of investments classified as available-for-sale	(185,582)	(202,430)
Maturities and sale of investments classified as available-for-sale	188,026	78,246
Business acquisition	(45,765)	(3,345)
Decrease in restricted cash	647	73
Purchases of intangible assets	(64)	(112)
Purchases of property and equipment	(1,726)	(1,971)
Acquisitions of patent assets	(87,366)	(101,170)
Proceeds from sale of patent assets	200	80
Net cash used in investing activities	(131,630)	(230,629)
Cash flows from financing activities
Repayments of principal on deferred payment obligations	(5,150)	(19,254)
Proceeds from other obligations	500	—
Proceeds from issuance of common stock in initial public offering, net of issuance costs	—	157,478
Proceeds from issuance of common stock in follow-on offering, net of issuance costs	—	26,855
Proceeds from exercise of stock options and other common stock issuances	3,218	2,993
Excess tax benefit from stock-based compensation	8,574	2,302
Net cash provided by financing activities	7,142	170,374
Net increase (decrease) in cash and cash equivalents	(33,111)	60,093
Cash and cash equivalents at beginning of period	106,749	46,656
Cash and cash equivalents at end of period	$73,638	$106,749

RPX Corporation
Reconciliation of Pro Forma Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net income	$10,098	$6,919	$38,957	$29,132
Pro forma net income per share:
Basic	$0.20	$0.14	$0.77	$0.66
Diluted	$0.19	$0.13	$0.74	$0.60
Shares used in computing pro forma net income per share:
Basic:
Basic weighted-average common shares	50,824	46,920	49,766	32,032
Less: Conversion of redeemable convertible preferred shares	—	—	—	(16,960)
Add: Assumed conversion of redeemable convertible preferred shares	—	—	—	26,230
Add: Restricted stock	91	2,158	649	3,114
Shares used in computing pro forma basic net income per share	50,915	49,078	50,415	44,416
Diluted:
Diluted weighted-average common shares	52,017	50,055	51,802	35,920
Less: Conversion of redeemable convertible preferred shares	—	—	—	(16,960)
Add: Assumed conversion of redeemable convertible preferred shares	—	—	—	26,230
Add: Restricted stock	91	2,158	649	3,114
Shares used in computing pro forma diluted net income per share	52,108	52,213	52,451	48,304

RPX Corporation
Reconciliation of GAAP to Pro Forma Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net income	$10,098	$6,919	$38,957	$29,132
Stock-based compensation[1]	2,873	2,166	10,683	7,015
Amortization of acquired intangible assets[2]	360	146	1,192	292
Payment in lieu of contingent obligation[3]	—	4,000	—	4,000
Income tax adjustments[4]	(1,061)	(1,944)	(3,750)	(3,356)
Non-GAAP net income	$12,270	$11,287	$47,082	$37,083
Pro forma non-GAAP net income per share:
Basic	$0.24	$0.23	$0.93	$0.83
Diluted	$0.24	$0.22	$0.90	$0.77
Pro forma weighted-average shares:
Basic	50,915	49,078	50,415	44,416
Diluted	52,108	52,213	52,451	48,304

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Cost of revenue	$21,815	$22,719	$82,323	$67,371
Payment in lieu of contingent obligation[3]	—	(4,000)	—	(4,000)
Amortization of acquired intangible assets[2]	(55)	(51)	(223)	(104)
Non-GAAP cost of revenue	$21,760	$18,668	$82,100	$63,267

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Selling, general and administrative expenses	$13,687	$12,128	$53,590	$40,593
Stock-based compensation[1]	(2,873)	(2,166)	(10,683)	(7,015)
Amortization of acquired intangible assets[2]	(305)	(95)	(969)	(188)
Non-GAAP selling, general and administrative expenses	$10,509	$9,867	$41,938	$33,390

[1] RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.
[2] RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.
[3] In 2008, RPX entered into an agreement to purchase patent assets with an unaffiliated third party which stipulated that RPX make a one-time payment of $5.0 million in the event RPX earned $170.0 million of subscription revenue in any calendar year. In 2011, RPX agreed to pay $4.0 million in lieu of the $5.0 million contingent payment.
[4] Amount reflects income taxes associated with the above noted non-GAAP exclusions.

RPX Corporation
Additional Metrics
($ in thousands)
(unaudited)
	As of and for the Three Months Ended December 31,
Operating Metrics	2012	2011
Number of clients	140	112
Net additions	12	9
Trailing four quarters	28	40
Gross acquisition spend	$104,360	$28,730
Trailing four quarters	$251,800	$103,796
Net acquisition spend	$23,160	$28,730
Trailing four quarters	$116,370	$99,171
Full time equivalent headcount	125	110
	As of and for the Year Ended December 31,
Financial Metrics	2012	2011
Subscription revenue[1]	$185,609	$150,721
Advisory fees	2,000	—
Other revenue	10,079	3,323
Revenue	$197,688	$154,044
Cash, cash equivalents and short-term investments	$199,730	$233,725
Deferred revenue, current and noncurrent	$104,371	$108,275

[1] Subscription revenue is comprised of revenue generated from membership subscription services and premiums earned from insurance policies.